UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2013

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrants’ Certifying Accountant.
As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 13, 2012 (the “Form 8-K”), the Audit Committee of the Board of Directors of Cleco Corporation (“Cleco”), in accordance with sound corporate governance practices, prepared a request for proposals (the “Audit RFP”) from registered public accounting firms to provide audit services to Cleco and Cleco Power LLC (“Cleco Power” and, together with Cleco, collectively referred to herein as the “Registrants”) beginning with the year ending December 31, 2013. On August 29, 2012, the Audit RFP was issued to several large public accounting firms, including PricewaterhouseCoopers LLP (“PwC”), the Registrants’ then independent registered public accounting firm. On September 10, 2012, PwC advised the Registrants that it would not be submitting a proposal pursuant to the Audit RFP. In subsequent discussions, PwC advised the Registrants that it viewed its decision to forego responding to the Audit RFP as a declination to stand for re-appointment as the Registrants’ independent registered public accounting firm. On September 12, 2012, PwC delivered a letter to Cleco confirming that the client-auditor relationships between PwC and the Registrants would cease upon completion of the audit for the year ended December 31, 2012. PwC completed its work as the Registrants’ independent auditor effective with the completion of the audit for the fiscal year ended December 31, 2012, which was filed on Form 10-K on February 19, 2013.
PwC’s reports on the Registrants’ consolidated financial statements as of and for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

For the years ended December 31, 2012 and 2011 and through the date of this Form 8-K/A, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to PwC’s satisfaction would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports. For the years ended December 31, 2012 and 2011 and through the date of this Form 8-K/A, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Registrants provided PwC a copy of the disclosure it is making in this Form 8-K/A prior to filing with the SEC and requested PwC to furnish a letter addressed to the SEC stating whether it agrees with the above statements. A copy of that letter, dated February 21, 2013, is filed as Exhibit 16.1 to this Form 8-K/A.

As previously disclosed in a Current Report on Form 8-K filed with the SEC on November 1, 2012, the Registrants engaged Deloitte and Touche LLP (“Deloitte”) as their independent registered public accounting firm beginning with the year ending December 31, 2013. The decision to engage Deloitte was approved by the Audit Committee of the Board of Directors of Cleco. Prior to engaging Deloitte, the Registrants did not consult with Deloitte on any matter that (i) involved the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrants’ financial statements, in each case where a written report was provided or oral advice was provided that Deloitte concluded was an important factor considered by the Registrants in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated February 21, 2013.

EXHIBIT INDEX

Exhibit Number	Exhibit Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated February 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: February 21, 2013	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: February 21, 2013	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer